VESSELS UNDER CAPITAL LEASES, NET	12 Months Ended
Dec. 31, 2013
VESSELS UNDER CAPITAL LEASES, NET [Abstract]
VESSELS UNDER CAPITAL LEASES, NET
14. VESSELS UNDER CAPITAL LEASES, NET

(in thousands of $)	2013	2012
Cost	168,492	600,733
Accumulated depreciation	(40,799)	(115,101)
Net book value	127,693	485,632

As of December 31, 2013 and 2012, we operated one and three vessels under capital leases, respectively. The lease is in respect of a refinancing transaction undertaken during 2003, as described in note 21.

The decrease in vessels under capital leases is as a result of the termination of the lease financing arrangements relating to the Golar Winter and the Golar Grand and the acquisition of the legal title of these vessels (see note 21). As of December 31, 2013, these assets are now included within vessels and equipment, net (see note 13).

Drydocking costs of $8.1 million and $9.9 million are included in the cost amounts above as of December 31, 2013 and 2012, respectively. Accumulated amortization of those costs at December 31, 2013 and 2012 was $0.9 million and $6.7 million, respectively.

Depreciation and amortization expense for vessels under capital leases for the years ended December 31, 2013, 2012 and 2011 was $11.9 million, $16.6 million and $16.6 million, respectively.